UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report

June 19, 2013

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14798 (Commission File Number)	11-3500746 (IRS Employer Identification No.)
14100 NW 57th Court Miami Lakes, Florida (Address of principal executive offices)		33014 (Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 19, 2013, the Company received a letter from the NYSE MKT LLC (the “Exchange”) stating that the Company has resolved its prior non-compliance with the continued listing standards contained in the Exchange’s Company Guide (the “Company Guide”) relating to Company’s failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2012, because the Company filed its Annual Report on Form 10-K for the year ended December 31, 2012 with the Securities and Exchange Commission (the “SEC”) on June 14, 2013.

The letter from the Exchange also stated that the Exchange has accepted the Company’s plan of compliance (the “10-Q Plan”) for continued listing relating to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013. As previously reported, the Company received a letter on May 17, 2013 from the Exchange stating that: (i) the Company was not in compliance with Sections 134 and 1101 of the Company Guide due to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 with the SEC; and (ii) the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 was a material violation of its listing agreement with the Exchange and, therefore, pursuant to Section 1003(d) of the Company Guide, the Exchange was authorized to suspend and, unless prompt corrective action was taken, remove the Company’s securities from the Exchange.

The Company was afforded the opportunity to submit a plan of compliance to the Exchange and, on May 31, 2013, the Company presented its 10-Q Plan to the Exchange. On June 19, 2013, the Exchange notified the Company that it accepted the Company’s 10-Q Plan and granted the Company an extension until August 15, 2013 (the “10-Q Plan Period”) to regain compliance with the continued listing standards of the Company Guide. The Company will be subject to periodic review by the Exchange during the 10-Q Plan Period. Failure to make progress consistent with the 10-Q Plan or to regain compliance with the continued listing standards of the Company Guide by the end of the 10-Q Plan Period could result in the Company being delisted from the Exchange. The Company is working diligently to regain compliance with the Company Guide by completing and filing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 with the SEC, which the Company expects to do on or prior to August 15, 2013.

On June 25, 2013, the Company issued a press release announcing its receipt of the letter from the Exchange stating that the Exchange has accepted the 10-Q Plan. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1 - Press Release dated June 25, 2013.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERBA DIAGNOSTICS, INC.

Dated: June 25, 2013	By:	/s/ Kevin Clark
Kevin Clark,
CEO, COO and President

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated June 25, 2013.